Putnam
Capital
Appreciation
Fund

ANNUAL REPORT

May 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Putnam Capital Appreciation Fund's class A shares ranked 14 out of 133 capital appreciation funds (top 11%) tracked by Lipper Analytical Services for the 3-year period ended June 30, 1998.*

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

26 Financial statements

* Lipper rankings are based on total return performance, vary over time, and do not include the effects of sales charges. For the 3-year period ended 6/30/98, the fund's class B shares ranked 19 out of 133 capital appreciation funds. For the 1-year period ended 6/30/98, the fund's class A, class B, and class M shares ranked 120, 129, and 125, respectively, out of 231 capital appreciation funds. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Investor acceptance of Putnam Capital Appreciation Fund has been enthusiastic since the fund's 1993 introduction. It has been so intense, in fact, that it has generated an unrestrained flow of assets -- to the point at which Putnam Management concluded that further growth might hamper the fund's ability to carry out its investment strategy.

As a consequence, Putnam Management has decided to close the fund to new investors. This change will not affect any shareholders whose accounts were established as of June 30, 1998.

Also, I am pleased to announce the recent addition of Edward R. Finch to the team. Ted joined Putnam in 1997 as a portfolio manager in the Global Core Equity Group. He was previously with M. A. Weatherbie & Co. and State Street Research and Management. He has 14 years of investment experience.

In the following report, the managers discuss fund strategy and performance during the fiscal year ended May 31, 1998, and look at prospects for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 15, 1998



Report from the Fund Managers
Gerald S. Zukowski
William H. Miller
Edward R. Finch

Stock market volatility, struggling world economies, and a retreat in the performance of small-company stocks provided a challenging backdrop for the second half of Putnam Capital Appreciation Fund's fiscal year. Once again, however, your fund's flexible strategy and emphasis on fundamental stock selection enabled it to sidestep most of the negative effects of this environment. For the 12 months ended May 31, 1998, the fund's class A shares provided a total return of 26.67% at net asset value and 19.41% at public offering price. For complete performance information, please refer to the summary that begins on page 9.

In our last report, at the fiscal year's midpoint, we discussed a rebound in U.S. small-company stocks. Since that time, however, investors have done an about-face, returning to the stocks of large, well-established, blue-chip companies. Indeed, since the beginning of calendar 1998, the S&P 500(registered trademark) Index, which is weighted in favor of large-company stocks, had returned 13.11% as of May 31, 1998, while the Russell 2000, a measure of small-company stocks, gained only 4.71%. At the same time, all sectors of the U.S. market experienced turbulence, as jittery investors continued to worry about the effect of Asia's financial crises on U.S. corporate profits. Despite these challenges, your fund was able to take advantage of some positive trends, including powerful performance from pharmaceutical companies and a retail sector that benefited from the relative strength of the U.S. economy.

*PHARMACEUTICAL STOCKS DELIVER IMPRESSIVE RETURNS

Perhaps the most impressive growth sector during the fund's fiscal year was the U.S. pharmaceutical industry. A number of drug companies in your fund's portfolio are dominating global markets with their innovative products for the treatment of illness and disease. In addition, the industry as a whole has buzzed with merger, acquisition, and takeover discussions. To investors, this type of activity often signifies a healthy, thriving industry, even in cases in which merger discussions fall apart or are temporarily suspended.

One of the largest -- and most profitable -- holdings in the portfolio was Warner-Lambert, which has evolved from a stodgy, low-growth company to a worldwide pharmaceutical leader. Just after the midpoint of fiscal '98, the company announced that its new diabetes drug Rezulin would require stricter medical monitoring because of liver disorders that had occurred in a small number of the drug's users. Glaxo Wellcome, marketer of the drug in Great Britain, suspended distribution temporarily and several Wall Street analysts lowered their earnings estimates for Warner-Lambert.

When the stock price dropped more than 18% in one day, we believed investors had overreacted to a short-term setback and continued to view Warner-Lambert as a fundamentally strong company with solid long-term potential. Our decision to stick with this stock proved profitable; its price has since reached an all-time high. In addition to Rezulin, Warner-Lambert has had great success with another innovative drug, Lipitor, a treatment to lower cholesterol.

The pharmaceutical stock that received the most worldwide attention during the period was that of Pfizer, developer of the male impotence drug Viagra. While some pharmaceutical companies depend heavily on one or two major products, Pfizer is developing several new drugs that are expected to generate impressive sales growth over the long term. The products include Zelodox, a new drug for schizophrenia, and Tovan, an antibiotic.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance
and finance        13.6%

Retail             10.0%

Real estate         8.8%

Pharmaceuticals     8.5%

Computer services
and software        6.2%

Footnote reads:
* Based on net assets as of 5/31/98. Holdings will vary over time.

Of course, the company's most notable recent success resulted after the FDA approval of Viagra, which resulted in the largest new-drug launch in history and sent Pfizer's stock price soaring. In addition to its strong product line, Pfizer also enhances its profitability through cross-licensing, in which it markets and sells drugs developed by other companies and shares in the resulting profits. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

*VOLATILE TECHNOLOGY SECTOR SHOWS SOME BRIGHT SPOTS

The technology sector volatility we discussed six months ago continued through the end of fiscal '98. Once again, however, there were some strong performers among your fund's technology holdings. Computer Sciences Corp., for example, provides outsourcing services to assist businesses with computer system analysis, data management, and network operations. Computer Sciences's recent growth has been propelled by increasing demand for its outsourcing services and its Year 2000 services, which help businesses prepare their computer systems to handle dates after December 31, 1999.

Storage Technology Corp., another of the fund's standout holdings, designs, manufactures, markets, and maintains computer information storage devices. The company's products and services are used to store, transport, and secure information ranging from mainframe data to client/server applications to video, audio, and still images.

In the portfolio's telecommunications sector, the stock of Energis, a London-based company, rose considerably during the period. Energis provides businesses in the United Kingdom with voice, data, video, Internet, and intranet services. The company recently formed a joint venture with two other European companies to build new local telecommunications networks in major cities throughout the United Kingdom.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Electronics and electrical equipment

ICN Pharmaceuticals, Inc.
Pharmaceuticals

Warner-Lambert Co.
Pharmaceuticals

Rite-Aid Corp.
Retail

Tele-Communications, Inc. Class A
Consumer services

First Chicago NDB Corp.
Financial services

Bergen Brunswig Corp. Class A
Medical supplies and devices

Computer Sciences Corp.
Business equipment and services

Storage Technology Corp.
Computer services and software

GATX Corp.
Transportation

These holdings represent 15.1% of the fund's net assets as of 5/31/98. Portfolio holdings will vary over time.


*RETAIL SHINES WHILE REITs SERVE AS DEFENSIVE MEASURE

The U.S. economy provided fuel for the retail sector in the form of low unemployment, low inflation, a high level of consumer confidence, and the drawing of more lower-income consumers into the spending stream. Among the retail holdings that boosted the fund's performance was Quality Food Centers, which was acquired by Fred Meyer, Inc., a chain of food, drug, and multidepartment stores. Another strong retail stock was Wal-Mart Stores, the nation's largest retailer, which recently announced plans to enter the retail food market by building several test supermarkets in Arkansas. Also displaying great strength was Lowe's Companies, Inc., a Fortune 500 retailer serving the do-it-yourself home improvement market.

Real estate investment trusts (REITs), which continued to represent approximately 9% of the fund's portfolio, were somewhat disappointing during the period. REITs are publicly traded companies that own or develop properties such as apartments, hotels, and commercial office buildings. REITs underperformed the overall market as investors showed a preference for more glamorous stocks. We believe, however, that REITs add intrinsic value to the portfolio and will serve as a defensive measure should the market experience a downturn.

*PREPARING FOR POTENTIAL VOLATILITY IN COMING FISCAL YEAR

Just after the close of your fund's fiscal year, U.S. markets began to experience greater volatility, with major indexes slipping considerably from their highs earlier in the calendar year. Although the fund has had another outstanding year, we expect that the markets are likely to experience more volatility, especially in light of the turmoil in many foreign economies. We are prepared for turbulence in all sectors and will stick to our strategy of seeking opportunities in stocks that we believe have strong, long-term growth potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Capital Appreciation Fund is designed for investors seeking capital gain through investments in equities chosen for their growth potential.

TOTAL RETURN FOR PERIODS ENDED 5/31/98

                          Class A         Class B          Class M
(inception date)          (8/5/93)       (11/2/94)        (1/22/96)
                        NAV     POP     NAV     CDSC     NAV     POP
------------------------------------------------------------------------
1 year                 26.67%  19.41%  25.72%  20.72%  26.04%   21.60%
------------------------------------------------------------------------
Life of fund          215.89  197.74  204.66  202.66  208.01   197.35
Annual average         26.95   25.40   26.00   25.83   26.29    25.37
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/98

                          Russell     Standard &
                          Midcap        Poor's        Consumer
                          Index       500 Index     Price Index
------------------------------------------------------------------------
1 year                    27.33%       30.68%           1.69%
------------------------------------------------------------------------
Life of fund             131.06       172.49           12.74
Annual average            18.92        23.05            2.51
------------------------------------------------------------------------

Past performance is not indicative of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
8/5/93

             Fund's class A      S&P     Consumer Price    Russell
Date         shares at POP    500 Index      Index      Midcap Index

8/5/93           9,425         10,000        10,000        10,000
5/31/94         12,025         10,437        10,215        10,392
5/31/95         13,902         12,544        10,540        12,037
5/31/96         19,125         16,111        10,845        15,473
5/31/97         23,506         20,850        11,087        18,145
5/31/98         29,774         27,249        11,274        23,106

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $30,466 ($30,266 with a redemption at the end of the period); a $10,000 investment in the fund's class M shares would have been valued at $30,801 ($29,735 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/98

                            Class A          Class B          Class M
------------------------------------------------------------------------
Distributions (number)        1                 1                1
------------------------------------------------------------------------
Income                     $0.092            $0.003           $0.044
------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
Long-term                   0.262             0.262            0.262
------------------------------------------------------------------------
Short-term                  0.200             0.200            0.200
------------------------------------------------------------------------
  Total                    $0.554            $0.465           $0.506
------------------------------------------------------------------------
Share value:             NAV     POP           NAV         NAV     POP
------------------------------------------------------------------------
5/31/97                $18.76  $19.90        $18.59      $18.62  $19.30
------------------------------------------------------------------------
5/31/98                 23.15   24.56         22.86       22.91   23.74
------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                       Class A            Class B           Class M
(inception date)       (8/5/93)          (11/2/94)         (1/22/96)
                     NAV      POP      NAV      CDSC     NAV       POP
------------------------------------------------------------------------
1 year              22.96%   15.90%   22.04%   17.04%   22.40%   18.11%
------------------------------------------------------------------------
Life of fund       222.17   203.65   210.52   208.52   214.06   203.19
Annual average      26.97    25.44    26.02    25.85    26.31    25.40
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Russell Midcap Index*+ is composed of all medium and medium/small companies in the Russell 1000 Index. The Russell 1000 represents the universe of stocks from which the most active money managers typically select.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+ This index will now be included as an additional benchmark for the fund since, in Putnam Management's opinion, it provides a more accurate reflection of the fund's strategy than the S&P 500 Index.



Report of independent accountants
For the fiscal year ended May 31, 1998

To the Trustees and Shareholders of
Putnam Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Appreciation Fund (the "fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 1998



Portfolio of investments owned
May 31, 1998




COMMON STOCKS (92.2%) (a)
NUMBER OF SHARES                                                                                        VALUE

Advertising (0.4%)
-------------------------------------------------------------------------------------------------------------
              181,000  True North Communications Inc.                                          $    5,758,063
              223,800  Young & Rubicam, Inc. (NON)                                                  6,266,400
                                                                                               --------------
                                                                                                   12,024,463

Automotive (1.2%)
-------------------------------------------------------------------------------------------------------------
               50,200  CSK Auto Corp. (NON)                                                         1,349,125
              170,000  Dana Corp.                                                                   8,861,250
              205,000  Exide Corp.                                                                  3,702,813
              250,000  Ford Motor Co.                                                              12,968,750
               79,000  Keystone Automotive Industries, Inc.                                         2,054,000
               80,000  Lear Corp. (NON)                                                             4,270,000
              117,000  Snap-On Inc.                                                                 5,133,375
              145,900  Standard Automotive Corp.                                                    1,531,950
                                                                                               --------------
                                                                                                   39,871,263

Basic Industrial Products (2.1%)
-------------------------------------------------------------------------------------------------------------
              220,000  Deere (John) & Co.                                                          11,412,500
               60,800  General Signal Corp.                                                         2,500,400
              247,000  Integrated Sensor Solutions, Inc. (NON)                                      1,991,438
              603,500  Owens-Illinois, Inc. (NON)                                                  27,119,757
              234,400  Parker-Hannifin Corp.                                                        9,625,050
              238,600  Sundstrand Corp.                                                            14,793,200
              104,100  TransTechnology Corp.                                                        2,810,700
                                                                                               --------------
                                                                                                   70,253,045

Biotechnology (0.7%)
-------------------------------------------------------------------------------------------------------------
              178,500  Agritope, Inc. (NON)                                                           758,625
              542,500  Biochem Pharmaceutical, Inc.                                                14,240,625
              410,000  Chiron Corp. (NON)                                                           7,405,625
                                                                                               --------------
                                                                                                   22,404,875

Building and Construction (0.5%)
-------------------------------------------------------------------------------------------------------------
               60,000  Congoleum Corp. Class A (NON)                                                  603,750
              195,800  Dayton Superior Corp. (NON)                                                  3,524,400
            1,320,000  DBS Land Ltd. (Singapore)                                                    1,481,110
              200,000  Fortress Group, Inc.                                                         1,225,000
              160,000  Group Maintenance America Corp.                                              3,000,000
              100,000  Hospitality Worldwide Services, Inc.                                           850,000
              202,600  Integrated Electrical Services, Inc. (NON)                                   4,102,650
              172,000  Southern Energy Homes, Inc. (NON)                                            1,698,500
                                                                                               --------------
                                                                                                   16,485,410

Business Equipment and Services (5.0%)
-------------------------------------------------------------------------------------------------------------
              114,000  Adaptec, Inc. (NON)                                                          1,731,375
              470,000  Ascend Communications, Inc. (NON)                                           20,298,125
              551,400  Cendant Corp. (NON)                                                         11,958,488
              742,000  Computer Sciences Corp. (NON)                                               38,537,625
               97,000  CompX (NON)                                                                  2,255,250
              244,000  Corrpro Cos., Inc. (NON)                                                     3,751,500
              126,600  ErgoBilt, Inc. (NON)                                                           363,975
               47,613  Fiserv, Inc. (NON)                                                           1,871,786
              380,000  HBO & Co.                                                                   21,933,125
              427,500  Ikon Office Solutions, Inc.                                                  9,057,656
               57,600  Industrial Distribution Group, Inc.                                            979,200
               32,100  JLK Direct Distribution, Inc.                                                  754,350
              111,000  Lazare Kaplan International, Inc. (NON)                                      1,290,375
              139,000  NOVA Corp./Georgia (NON)                                                     4,578,313
              134,800  Personnel Group of America, Inc. (NON)                                       2,729,700
               60,000  PIA Merchandising Services, Inc. (NON)                                         405,000
              615,000  Pitney Bowes, Inc.                                                          28,905,000
               59,200  Ritchie Bros. Auctioneers Inc. (Canada) (NON)                                1,605,800
              394,500  Shorewood Packaging Corp. (NON)                                              5,449,031
              196,400  Snyder Communications, Inc. (NON)                                            7,917,375
               19,400  Steelcase Inc.                                                                 578,363
              248,300  Unidigital, Inc. (NON)(AFF)                                                  2,172,625
                                                                                               --------------
                                                                                                  169,124,037

Chemicals (0.9%)
-------------------------------------------------------------------------------------------------------------
              162,000  Agrium, Inc. (Canada)                                                        2,278,125
              220,000  Carbide/Graphite Group, Inc. (NON)                                           7,191,250
               25,750  Ciba Specialty Chemicals 144A ADR (Switzerland)                              1,837,260
              262,950  MacDermid, Inc.                                                             10,780,950
              110,000  Olin Corp.                                                                   4,757,500
              106,200  W.R. Grace & Co.                                                             1,971,338
                                                                                               --------------
                                                                                                   28,816,423

Computer Services and Software (6.2%)
-------------------------------------------------------------------------------------------------------------
              380,000  3Com Corp. (NON)                                                             9,642,500
              450,000  4Front Software International, Inc. (NON)(AFF)                               5,625,000
              500,000  Acclaim Entertainment, Inc. (NON)                                            3,218,750
              200,000  Bell Microproducts, Inc. (NON)                                               1,450,000
              349,450  CHS Electronics, Inc. (NON)                                                  6,945,319
              620,000  Computer Associates Intl., Inc.                                             32,550,000
              370,000  Computer Learning Centers, Inc. (NON)                                        6,336,250
              600,000  Diamond Multimedia Systems, Inc. (NON)                                       4,575,000
              344,400  Gateway 2000, Inc. (NON)                                                    15,519,525
              477,300  Harbinger Corp. (NON)                                                       11,112,141
              100,000  HMT Technology Corp.                                                         1,162,500
              291,500  iMALL, Inc. (NON)                                                            2,423,094
              268,700  Integrated Technology USA (NON)                                                386,256
              277,800  Microsoft Corp. (NON)                                                       23,560,913
              190,773  Midway Games Inc. (NON)                                                      2,575,436
              140,000  National Computer Systems Inc.                                               3,395,000
              106,000  Pairgain Technologies, Inc. (NON)                                            1,656,250
              158,000  Parametric Technology Corp. (NON)                                            4,843,688
              442,200  Pioneer-Standard Electronics, Inc.                                           5,499,863
              178,100  Pomeroy Computer Resources, Inc. (NON)                                       4,007,250
              152,000  QuadraMed Corp.                                                              3,657,500
              240,000  Sterling Commerce, Inc. (NON)                                                9,525,000
              400,000  Sterling Software, Inc. (NON)                                               10,875,000
              446,000  Storage Technology Corp. (NON)                                              37,408,250
               64,500  UBICS, Inc.                                                                    862,688
                                                                                               --------------
                                                                                                  208,813,173

Conglomerates (0.5%)
-------------------------------------------------------------------------------------------------------------
              650,000  Ogden Corp.                                                                 18,565,625

Consumer Durables (0.1%)
-------------------------------------------------------------------------------------------------------------
              122,600  Global-Tech Appliance Inc. (NON)                                             2,298,750
              158,000  Home Security International, Inc.                                            1,856,500
                                                                                               --------------
                                                                                                    4,155,250

Consumer Non Durables (1.7%)
-------------------------------------------------------------------------------------------------------------
               22,900  Addidas AG 144A (Germany)                                                    1,983,713
              135,300  American Pad & Paper Co. (NON)                                                 896,363
              134,700  Dimon Inc.                                                                   1,818,450
              200,000  Donnkenny, Inc. (NON)                                                          662,500
               68,600  Happy Kids Inc. (NON)                                                          831,775
              140,000  Kellwood Co.                                                                 4,628,750
              100,000  Kimberly-Clark Corp.                                                         4,956,250
              180,000  Lewis Galoob Toys, Inc. (NON)                                                1,991,250
              300,000  Newell Co.                                                                  14,475,000
              190,000  Nu Skin Asia Pacific Inc. Class A (NON)                                      4,940,000
               60,000  OroAmerica, Inc. (NON)                                                         663,750
              173,955  Standard Commercial Corp. (NON)                                              1,935,249
              132,500  Styling Technology Corp. (NON)                                               3,047,500
              209,000  Swisher International Group Inc. Class A (NON)                               1,854,875
              104,100  Toy Biz, Inc. (NON)                                                          1,014,975
              110,000  Wesley Jessen VisionCare, Inc. (NON)                                         2,970,000
              316,000  Westpoint Stevens, Inc. (NON)                                               10,349,000
                                                                                               --------------
                                                                                                   59,019,400

Consumer Services (4.2%)
-------------------------------------------------------------------------------------------------------------
               80,000  Applebee's International, Inc.                                               1,950,000
              100,000  Avis Europe PLC 144A ADR (United Kingdom)                                    4,562,500
               59,000  Avis Rent A Car, Inc.                                                        1,430,750
              228,000  Bonded Motors, Inc. (NON) (AFF)                                              2,137,500
              550,000  Cracker Barrel Old Country Store, Inc.                                      17,737,500
               97,400  Hertz Corp. Class A                                                          4,468,225
              124,000  Hillenbrand Industries, Inc.                                                 7,657,000
              100,000  Norwood Promotional Products, Inc. (NON)                                     2,025,000
              178,000  Paging Network, Inc. (NON)                                                   2,436,375
              194,700  Pittston Brink's Group                                                       7,532,456
              228,700  Planet Hollywood International, Inc. Class A (NON)                           1,958,244
               90,578  Service Corp. International                                                  3,702,376
              123,050  Star Buffet, Inc.                                                            1,830,369
              348,000  Steiner Leisure Ltd. (NON)                                                  10,353,000
               91,000  STRATESEC Inc.                                                                 159,250
              100,000  Tele-Comm Liberty Media Group, Inc. Class A (NON)                            3,300,000
               88,400  Tele-Communications TCI ventures Group Class A (NON)                         1,538,713
            1,330,000  Tele-Communications, Inc. Class A (NON)                                     45,635,625
              179,600  TV Azteca, S.A. de C.V. (Mexico)                                             2,592,975
              100,000  WMS Industries, Inc.                                                           443,750
              332,000  Young Broadcasting Corp. Class A (NON)                                      17,222,500
                                                                                               --------------
                                                                                                  140,674,108

Electronics and Electrical Equipment (4.5%)
-------------------------------------------------------------------------------------------------------------
              111,850  AFC Cable Systems, Inc. (NON)                                                3,774,938
              171,000  Analog Devices, Inc. (NON)                                                   4,221,563
              112,350  Asia Electronics Holding Co. (NON)                                             631,969
               50,000  Bay Networks Inc. (NON)                                                      1,384,375
              253,000  Berg Electronics Corp. (NON)                                                 5,218,125
            1,060,000  General Electric Co.                                                        88,377,500
              207,800  Honeywell, Inc.                                                             17,442,213
               71,500  Illinois Tool Works, Inc.                                                    4,719,000
               93,400  International Manufacturing Services, Inc.                                     747,200
               60,000  Optek Technology, Inc.                                                       1,252,500
              273,000  QLogic Corp.                                                                11,056,500
              191,000  Semtech Corp. (NON)                                                          4,011,000
              120,000  Sipex Corp. (NON)                                                            2,610,000
              265,860  Vishay Intertechnology, Inc.                                                 5,932,001
                                                                                               --------------
                                                                                                  151,378,884

Energy-Related (1.4%)
-------------------------------------------------------------------------------------------------------------
            1,430,000  Calpine Corp. (NON) (AFF)                                                   25,471,875
              350,000  Canadian Fracmaster, Ltd. (Canada) (NON)                                     1,069,418
               30,000  Canadian Fracmaster, Ltd. 144A (Canada) (NON)                                   91,664
              541,000  Manalta Coal Income Trust (Canada)                                           1,132,965
              570,000  Newpark Resources, Inc. (NON)                                               10,366,875
               63,400  Precision Drilling Corp. (Canada) (NON)                                      1,323,475
              133,500  U. S. Energy Systems, Inc. (NON)                                               267,000
              110,000  Virginia Gas Co.                                                               728,750
              248,751  Williams Cos., Inc.                                                          8,068,861
                                                                                               --------------
                                                                                                   48,520,883

Environmental Control (1.6%)
-------------------------------------------------------------------------------------------------------------
              137,000  Allied Waste Industries, Inc. (NON)                                          3,630,500
              150,000  Browning-Ferris Industries, Inc.                                             5,334,375
              455,600  Commodore Applied Technologies, Inc. (NON)                                     996,625
              274,200  Commodore Separation Technologies, Inc.                                        548,400
            2,306,000  Philip Services Corp. (Canada) (NON)                                         8,935,750
              665,000  USA Waste Services, Inc. (NON)                                              31,379,688
              100,000  Waste Management, Inc.                                                       3,250,000
                                                                                               --------------
                                                                                                   54,075,338

Food and Beverages (3.3%)
-------------------------------------------------------------------------------------------------------------
              136,000  Authentic Specialty Foods, Inc. (NON)                                        2,273,750
              200,000  Chiquita Brands International, Inc.                                          2,687,500
            1,500,000  Foster's Brewing Group Ltd. (Australia)                                      3,241,154
              170,000  Heinz (H.J.) Co.                                                             9,020,625
              300,000  IBP, Inc.                                                                    5,812,500
              650,000  JP Foodservice, Inc. (NON)                                                  21,531,250
              156,900  Omega Protein Corp.                                                          2,569,238
              806,500  PepsiCo, Inc.                                                               32,915,281
              410,000  Sara Lee Corp.                                                              24,138,750
              241,500  Scheid Vineyards, Inc. Class A (AFF)                                         1,992,375
              272,000  Wendy's International, Inc.                                                  6,715,000
                                                                                               --------------
                                                                                                  112,897,423

Health Care (2.1%)
-------------------------------------------------------------------------------------------------------------
              921,000  Complete Management, Inc. (NON)(AFF)                                         6,216,750
              960,000  Epitope, Inc. (NON)(AFF)                                                     5,460,000
              129,000  Foundation Health Systems, Inc. Class A (NON)                                3,926,438
              369,000  HEALTHSOUTH Corp. (NON)                                                     10,470,375
              762,000  MedPartners, Inc. (NON)                                                      6,810,375
              323,100  Omega Orthodontics, Inc. (AFF)                                                 726,975
               38,800  Priority Healthcare Corp. Class B                                              698,400
              353,700  Sun Healthcare Group Inc. (NON)                                              5,946,581
              473,000  WeLLPoint Health Networks, Inc. (NON)                                       30,745,000
                                                                                               --------------
                                                                                                   71,000,894

Information Systems (0.4%)
-------------------------------------------------------------------------------------------------------------
               75,100  Galileo International, Inc.                                                  2,957,063
              298,900  May & Speh, Inc. (NON)                                                       4,969,213
              200,000  Metrika Systems Corp.                                                        3,475,000
              199,800  OptiSystems Solutions Ltd.                                                   1,598,400
                                                                                               --------------
                                                                                                   12,999,676

Insurance and Finance (13.6%)
-------------------------------------------------------------------------------------------------------------
               98,700  Affiliated Managers Group, Inc. (NON)                                        3,534,694
              299,900  AFLAC Inc.                                                                  19,174,856
               65,000  American Capital Strategies, Ltd.                                            1,531,563
              138,000  American Express Co.                                                        14,162,250
              200,000  AMRESCO, Inc. (NON)                                                          6,750,000
              185,100  Annuity and Life Re, Ltd. (NON)                                              4,222,594
              410,000  ARM Financial Group, Inc.                                                    8,379,375
               65,521  Associates First Capital Corp.                                               4,901,790
              250,000  Banc One Corp.                                                              13,781,250
              251,600  Banco BHIF ADR (Chile)                                                       3,805,450
              450,000  Banco de A. Edwards ADR (Chile)                                              6,243,750
              300,000  Banco De Galicia y Buenos Aires S.A. de C.V.
                         ADR Class B, (Argentina)                                                   6,150,000
              460,000  Banco Rio de La Plata S.A. ADR (Argentina)                                   5,520,000
              240,000  BankAmerica Corp.                                                           19,845,000
              500,000  Beacon Capital Partners 144A                                                10,000,000
              100,000  Chase Manhattan Corp.                                                       13,593,750
               38,000  Citicorp                                                                     5,666,750
              419,998  Conseco Inc.                                                                19,582,407
              243,100  Consolidated Capital Corp.                                                   5,363,394
              194,038  Credit Depot Corp.                                                             218,293
              292,100  FBR Asset Investment Corp. 144A                                              5,549,900
              180,000  Federal National Mortgage Association                                       10,777,500
              276,650  Federated Investors, Inc. (NON)                                              4,962,409
              151,210  Fidelity National Financial, Inc.                                            5,046,634
              480,000  First Chicago NBD Corp.                                                     41,970,000
              430,000  First Union Corp.                                                           23,784,375
              162,000  Fremont General Corp.                                                        9,264,375
              348,300  Friedman, Billings, Ramsey Group, Inc. (NON)                                 5,463,956
              173,600  Hartford Life, Inc. Class A                                                  8,940,400
              150,000  Heller Financial, Inc. (NON)                                                 4,181,250
              565,000  Long Beach Financial Corp. (NON)                                             6,638,750
               90,000  Merrill Lynch & Co., Inc.                                                    8,055,000
              175,894  MMI Companies, Inc.                                                          3,891,655
               77,600  Morgan Stanley, Dean Witter, Discover and Co.                                6,057,650
               80,000  National Australia Bank, Ltd. ADR (Australia)                                5,515,000
              275,000  National Auto Finance Co., Inc. (NON)                                          378,125
              122,000  NationsBank Corp.                                                            9,241,500
               80,000  Nationwide Financial Services, Inc. Class A                                  3,475,000
               13,262  Omega Worldwide, Inc. (NON)                                                    112,727
              149,650  Preferred Employers Holdings, Inc. (NON)                                     1,402,969
              225,000  Provident Companies, Inc.                                                    8,296,875
               23,500  Resource America, Inc.                                                       1,568,625
               35,700  Rockford Industries, Inc. (NON)                                                365,925
              320,000  SLM Holding Corp.                                                           12,780,000
              142,000  Symons International Group, Inc. (NON)                                       2,627,000
              445,000  The CIT Group, Inc. (NON)                                                   14,017,500
              283,600  The Equitable Companies, Inc.                                               19,532,950
              161,000  The PMI Group, Inc.                                                         12,105,188
              394,800  Ugly Duckling Corp. (NON)                                                    3,503,850
              390,000  Uniao de Bancos Brasileiros S.A. GDR (Brazil)                               12,211,875
            1,084,000  UniCapital Corp. (NON)                                                      18,834,500
               50,000  Union Acceptance Corp. Class A (NON)                                           362,500
              130,000  United Asset Management Corp.                                                3,380,000
                2,000  United Bank of Switzerland (Switzerland)                                     3,360,324
              224,800  Waddell & Reed Financial, Inc.                                               5,198,500
              147,600  Wilshire Financial Services Group, Inc. (NON)                                3,468,600
                                                                                               --------------
                                                                                                  458,750,553

Medical Supplies and Devices (2.4%)
-------------------------------------------------------------------------------------------------------------
              460,000  Baxter International, Inc.                                                  26,306,250
              970,000  Bergen Brunswig Corp. Class A                                               40,255,000
              510,000  ESC Medical Systems Ltd. (Israel) (NON)                                     14,216,250
                                                                                               --------------
                                                                                                   80,777,500

Metals and Mining (1.1%)
-------------------------------------------------------------------------------------------------------------
              190,000  Freeport-McMoRan Copper & Gold Co., Inc. Class B                             3,182,500
              285,700  Metals USA, Inc.                                                             5,285,450
               40,000  Minerals Technologies, Inc.                                                  2,117,500
              100,000  Northwest Pipe Co.                                                           2,275,000
              248,000  Novamerican Steel, Inc.                                                      2,852,000
              288,700  RMI Titanium Co. (NON)                                                       6,189,006
              166,400  Schuff Steel Co.                                                             2,412,800
              307,200  Titanium Metals Corp. (NON)                                                  7,468,800
              385,000  Zeigler Coal Holding Co.                                                     7,002,188
                                                                                               --------------
                                                                                                   38,785,244

Oil and Gas (0.8%)
-------------------------------------------------------------------------------------------------------------
            2,200,000  Abacan Resource Corp. (Canada) (NON)                                           825,000
            1,550,000  Arakis Energy Corp. (NON)                                                    2,228,125
              144,200  Fortune Natural Resources Corp.                                                207,288
              585,000  Seitel, Inc. (NON)                                                           9,945,000
              100,000  Southern Mineral Corp. (NON)                                                   356,250
              420,000  Ultramar Diamond Shamrock Corp.                                             13,413,750
                                                                                               --------------
                                                                                                   26,975,413

Packaging and Containers (0.1%)
-------------------------------------------------------------------------------------------------------------
               43,700  EarthShell Corp. (NON)                                                         491,625
               75,040  Sealed Air Corp. (NON)                                                       4,014,640
                                                                                               --------------
                                                                                                    4,506,265

Paper and Forest Products (0.9%)
-------------------------------------------------------------------------------------------------------------
              655,300  Fort James Corp.                                                            31,331,531

Pharmaceuticals (8.5%)
-------------------------------------------------------------------------------------------------------------
              559,333  Astra AB ADR Class A, (Sweden)                                              11,326,493
              363,300  Centocor, Inc. (NON)                                                        14,168,700
            1,540,000  ICN Pharmaceuticals, Inc.                                                   66,508,750
              232,000  Lilly (Eli) & Co.                                                           14,253,500
              161,200  Maxim Pharmaceuticals, Inc. (NON)                                            2,951,975
              290,000  Merck & Co., Inc.                                                           33,948,125
              346,000  North American Vaccine, Inc.                                                 6,768,625
              263,000  Pfizer, Inc.                                                                27,565,688
              270,000  Pharmacia & Upjohn, Inc.                                                    11,930,625
              200,000  PharMerica, Inc. (NON)                                                       2,437,500
              360,000  Schering-Plough Corp.                                                       30,127,500
            1,002,000  Warner-Lambert Co.                                                          63,940,125
                                                                                               --------------
                                                                                                  285,927,606

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------
              250,000  Journal Register Co. (NON)                                                   5,000,000
              140,000  World Color Press, Inc.                                                      4,208,750
                                                                                               --------------
                                                                                                    9,208,750

Real Estate (8.8%)
-------------------------------------------------------------------------------------------------------------
              306,000  Alexander Haagen Properties, Inc. (R)                                        4,532,625
               50,000  Alexandria Real Estate Equities, Inc. (R)                                    1,584,375
              491,000  American Residential Investment Trust, Inc. (R) (AFF)                        5,615,813
              187,100  Annaly Mortgage Management, Inc. (R)                                         2,023,019
              328,400  Anthracite Capital, Inc. (NON)                                               4,474,450
              210,500  Anworth Mortgage Asset Corp. (NON) (AFF)                                     1,789,250
              456,000  Apartment Investment & Management Co. Class A (R)                           17,784,000
              250,000  Avista Real Estate Investment Trust (Canada) (R)                               935,526
               75,000  Bentall Corp. (Canada)                                                         847,123
              486,850  Boston Properties, Inc. (R)                                                 16,552,900
              150,000  Brookfield Properties Corp. (Canada)                                         2,183,466
              213,900  Burnham Pacific Properties, Inc. (R)                                         3,007,969
               39,600  Cadillac Fairview Corp. (Canada)                                               819,225
              415,900  Capital Automotive (R)                                                       5,978,563
              184,000  Capstone Capital Trust, Inc. (R)                                             4,289,500
              485,700  Captec Net Lease Realty, Inc. (R)(AFF)                                       7,680,131
              500,000  CCA Prison Realty Trust (R)                                                 15,656,250
              600,000  Chastain Capital Corp. (R)(NON)(AFF)                                         8,325,000
              135,700  Commercial Net Lease Realty Inc. (R)                                         2,179,681
              395,000  Cornerstone Properties, Inc. (R)                                             6,912,500
              190,000  Correctional Properties Trust (R)(NON)                                       3,978,125
              515,200  CRIIMI MAE, Inc. (R)                                                         7,856,800
              220,000  Engel General Developers Ltd. (AFF)                                          1,210,000
              144,600  Equity Inns, Inc. (R)                                                        2,069,588
               60,000  Equity Office Properties Trust (R)                                           1,650,000
              138,750  Equity Residential Properties Trust (R)                                      6,790,078
               90,000  Excel Legacy Corp. (R)(NON)                                                    461,250
               90,000  Excel Realty Trust, Inc. (R)                                                 2,452,500
              100,000  First Industrial Realty Trust, Inc. (R)                                      3,100,000
               65,000  First Washington Realty Trust, Inc. (R)                                      1,637,188
              270,000  Glenborough Realty Trust, Inc. (R)                                           7,593,750
              278,600  Hanover Capital Mortgage Holdings, Inc. (R)(AFF)                             5,084,450
              260,000  Healthcare Realty Trust, Inc. (R)                                            7,361,250
              330,000  Horizon Group Inc. (R)                                                       3,671,250
              245,000  Imperial Credit Commercial Mortgage
                         Investment Corp. (R)                                                       3,391,719
              315,000  Indymac Mortgage Holdings, Inc. (R)                                          7,461,563
              264,000  Innkeepers USA Trust (R)                                                     3,679,500
              122,600  Kilroy Realty Corp. (R)                                                      3,210,588
              214,500  LASER Mortgage Management, Inc. (R)                                          3,150,469
              152,000  Lexington Corporate Properties Trust (R)                                     2,147,000
              105,300  Malan Realty Investors, Inc. (R)                                             1,869,075
              111,400  Mid Atlantic Realty Trust (R)                                                1,496,938
               64,000  Millennium & Copthorne Hotels PLC
                         144A ADR (United Kingdom)                                                  2,432,000
              135,000  Mills Corp. (R)                                                              3,332,813
               29,000  National Health Investors, Inc. (R)                                          1,024,063
              308,600  Novastar Financial, Inc. (R)                                                 5,863,400
              205,000  Nursing Home Properties PLC (United Kingdom)                                   524,937
              164,000  Nursing Home Properties PLC                                                    419,950
               40,000  Omega Healthcare Investors, Inc. (R)                                         1,377,500
              216,400  Pan Pacific Retal Properties, Inc. (R)                                       4,584,975
              777,100  Prime Retail, Inc. (R)                                                      10,248,006
               62,500  Public Storage, Inc. (R)                                                     1,875,000
               72,000  Regency Realty Corp. (R)                                                     1,764,000
              227,200  RFS Hotel Investors, Inc. (R)                                                4,515,600
              286,100  Security Capital Group, Inc.                                                 8,010,800
              130,000  Sizeler Property Investments, Inc. (R)                                       1,405,625
              328,450  SL Green Realty Corp. (R)                                                    7,451,709
              160,000  Starwood Lodging Trust (R)                                                   7,550,000
              630,000  Sunstone Hotel Investors, Inc. (R)                                           9,056,250
              220,000  Thornburg Mortgage Asset Corp. (R)                                           3,093,750
              271,800  Tower Realty Trust, Inc. (R)                                                 6,234,413
               25,000  Town & Country Trust (R)                                                       410,938
              161,100  Vornado Realty Trust (R)                                                     6,182,213
              937,400  Wilshire Real Estate Investment Trust, Inc. (R)(AFF)                        15,349,925
              113,900  Winston Hotels (R)                                                           1,366,800
                                                                                               --------------
                                                                                                  298,569,114

Recreation (0.7%)
-------------------------------------------------------------------------------------------------------------
              122,000  Audio Book Club, Inc. (NON)                                                    518,500
              284,600  Royal Caribbean Cruises Ltd.                                                19,833,063
              312,000  Royal Olympic Cruise Lines Inc. (NON)                                        4,095,000
                                                                                               --------------
                                                                                                   24,446,563

Retail (10.0%)
-------------------------------------------------------------------------------------------------------------
              490,000  Albertsons, Inc.                                                            22,693,125
              221,000  BJ's Wholesale Club, Inc. (NON)                                              8,729,500
              230,000  Claire's Stores, Inc.                                                        4,326,875
              207,800  Club Monaco Inc. 144A (Canada) (NON)                                         1,412,538
              280,000  Cole National Corp. Class A (NON)                                           10,867,500
              531,800  CompUSA, Inc. (NON)                                                          8,375,850
               49,820  Consolidated Stores Corp. (NON)                                              1,902,501
               73,000  Cost Plus, Inc. (NON)                                                        2,162,625
              100,000  Costco Companies, Inc. (NON)                                                 5,787,500
              123,600  Cross-Continent Auto Retailers, Inc. (NON)                                     996,525
               68,700  CVS Corp.                                                                    4,821,881
              146,450  Distribucion y Servicio D&S S.A. ADR (Chile)                                 2,315,741
              200,000  Dollar General Corp.                                                         7,625,000
              265,000  Duckwall-Alco Stores, Inc. (NON)(AFF)                                        4,770,000
              224,300  Fabri-Centers of America Class A (NON)                                       6,616,850
              281,200  Federated Department Stores, Inc. (NON)                                     14,569,675
              620,000  Fred Meyer, Inc. (NON)                                                      26,660,000
              260,000  Friendly Ice Cream Corp.                                                     6,532,500
              493,000  Giant Food, Inc.                                                            21,199,000
              279,000  InterTAN, Inc. (NON)                                                         1,691,438
              610,000  Intimate Brands, Inc.                                                       17,499,375
              197,100  Krause's Furniture, Inc. (NON)                                                 702,169
              226,041  Limited, Inc. (The)                                                          7,515,863
              370,000  Lowe's Cos., Inc.                                                           29,299,375
               75,000  99 Cents Only Stores (NON)                                                   2,859,375
              526,000  Officemax, Inc. (NON)                                                        8,646,125
              600,000  Pier 1 Imports, Inc.                                                        14,437,500
            1,400,000  Rite Aid Corp.                                                              50,137,500
              214,200  The Men's Wearhouse, Inc. (NON)                                              9,130,275
              157,000  Tiffany & Co.                                                                7,516,375
              430,000  Wal-Mart Stores, Inc.                                                       23,730,625
              949,000  West Coast Entertainment Corp. (NON)(AFF)                                    1,898,000
                                                                                               --------------
                                                                                                  337,429,181

Telecommunications (1.4%)
-------------------------------------------------------------------------------------------------------------
              125,000  Echostar Communications Corp. Class A (NON)                                  3,179,688
              271,700  Energis PLC, ADR (NON)                                                      19,630,325
              375,000  Hellenic Telecommunication Organization
                         S.A. (Greece)                                                             11,005,177
               52,000  Inter-Tel, Inc. (NON)                                                          976,625
              568,300  Ionica Group PLC (United Kingdom) (NON)                                        287,338
              345,100  PhoneTel Technologies, Inc. (NON)                                              647,063
               53,200  STARTEC Global Communications Corp.                                            871,150
              142,625  Telecom Corp. of New Zealand Ltd. (New Zealand)                              2,959,469
              205,000  US West Media Group                                                          7,597,813
                                                                                               --------------
                                                                                                   47,154,648

Textiles (0.6%)
-------------------------------------------------------------------------------------------------------------
              210,000  Mohawk Industries, Inc. (NON)                                                6,378,750
              248,550  Novel Denim Holdings Ltd. (Hong Kong)                                        6,446,766
              220,000  Quaker Fabric Corp. (NON)                                                    5,857,500
                                                                                               --------------
                                                                                                   18,683,016

Transportation (4.6%)
-------------------------------------------------------------------------------------------------------------
              239,400  Airborne Freight Corp.                                                       8,917,650
              236,000  AirNet Systems, Inc. (NON)                                                   5,546,000
              130,000  AMR Corp. (NON)                                                             20,011,875
              260,000  CNF Transportation, Inc.                                                    10,676,250
              445,000  GATX Corp.                                                                  36,545,625
               68,200  International Total Services, Inc.                                           1,432,200
              363,000  KLM Royal Dutch Air Lines NV (Netherlands)                                  14,134,313
              255,000  MIF Ltd. (Norway) (NON)                                                      4,054,806
              318,000  Pittston Burlington Group                                                    5,584,875
              200,000  Sea Containers, Ltd. Class A                                                 8,087,500
               61,300  Simon Transportation Services, Inc. (NON)                                      440,594
              452,700  Southwest Airlines Co.                                                      12,081,431
              311,600  Stolt-Nielsen S.A. ADR                                                       5,647,750
               80,100  Swift Transportation Co., Inc. (NON)                                         1,782,225
              230,900  The Cronos Group (NON)                                                       1,399,831
               97,000  Transport Corp. of America (NON)                                             1,697,500
              220,400  Tranz Rail Holdings Ltd. ADR (New Zealand)                                   1,942,275
              102,000  UAL Corp. (NON)                                                              8,102,625
            1,539,337  Ugland International Holdings PLC
                         (United Kingdom) (NON)                                                     2,535,765
              100,000  USFreightways Corp.                                                          3,150,000
                                                                                               --------------
                                                                                                  153,771,090

Utilities (1.6%)
-------------------------------------------------------------------------------------------------------------
              106,400  Baltimore Gas & Electric Co.                                                 3,238,550
              398,800  Companhia Paranaense de Energia-Copel                                        4,056,651
               12,000  Light, Servicos de Electricidade S.A.                                        4,225,352
              502,000  SBC Communications, Inc.                                                    19,515,250
              270,000  Sprint Corp.                                                                19,372,500
               75,000  US West Communications Group                                                 3,806,250
                                                                                               --------------
                                                                                                   54,214,553
                                                                                               --------------
                       Total Common Stocks (cost $2,647,820,821)                               $3,111,611,197

CONVERTIBLE PREFERRED STOCKS (1.4%) (a)
NUMBER OF SHARES                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
              400,000  Cendant Corp. $0.65 cv. pfd.                                            $   12,400,000
               56,300  Commodore Separation Technologies, Inc. 10% cv. pfd.                           211,125
               16,400  Continental Airlines 144A $4.25 cv. pfd.                                     1,951,600
               29,800  CRIIMI MAE Inc. Ser. B, $2.719 cv. pfd.                                      1,046,725
              259,000  National Australia Bank Ltd. $1.969 cv. pfd.                                 7,527,188
              126,450  Owens-Illinois, Inc. $2.375 cv. pfd.                                         6,638,625
               12,900  Sea Containers Ltd. $4.00 cv. pfd.                                             896,550
               66,500  Sealed Air Corp. Ser. A, $2.00 cv. pfd.                                      3,703,218
              112,200  Standard Automotive Corp. $1.02 cv. pfd.                                     1,276,275
              320,000  WBK STRYPES Trust $3.135 cv. pfd.                                           10,540,000
                                                                                               --------------
                       Total Convertible Preferred Stocks (cost $48,056,501)                   $   46,191,306

CONVERTIBLE BONDS AND NOTES (0.8%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
          $   875,000  Complete Management, Inc. cv. sub. deb. 8s, 2003                        $      638,750
            3,850,000  HMT Technology Corp. 144A cv. sub. notes
                         5 3/4s, 2004                                                               3,195,500
            2,000,000  Hutchinson Technology 144A cv. sub. notes 6s, 2005                           2,250,000
            3,900,000  May & Speh, Inc. cv. sub. notes 5 1/4s, 2003                                 4,777,500
              500,000  Omega Healthcare Investors, Inc. cv. sub. deb.
                         8 1/2s, 2001                                                                 661,875
              465,000  Pioneer Financial Services, Inc. cv. sub. notes
                         6 1/2s, 2003                                                                 789,919
            2,000,000  Preferred Employers Holdings, Inc. cv. sub. notes
                         7s, 2003                                                                   2,000,000
              850,000  Southern Mineral Corp. cv. deb. 6 7/8s, 2007                                   726,750
            3,300,000  USA Waste Services, Inc. cv. sub. notes 4s, 2002                             4,046,625
           10,000,000  World Airways, Inc. 144A cv. sub. deb. 8s, 2004                              7,500,000
            1,200,000  Youth Services International, Inc. cv. sub. deb. 7s, 2006                    1,072,500
                                                                                               --------------
                       Total Convertible Bonds and Notes
                         (cost $28,905,000)                                                    $   27,659,419

WARRANTS (--%)(a) (NON)                                                           EXPIRATION
NUMBER OF WARRANTS                                                                DATE                  VALUE
-------------------------------------------------------------------------------------------------------------
              166,000  Commodore Applied Technology                                 6/28/01    $      124,500
              190,000  Commodore Separation Technology, Inc.                         4/3/02            71,250
               75,000  Credit Depot Corp.                                          10/10/99                 8
               13,000  Maxim Pharmaceuticals, Inc.                                  7/10/01           115,375
              173,100  Omega Orthodontics, Inc.                                     9/30/02            43,275
              117,000  Optisytems Solutions, Inc.                                   6/12/02           204,750
               88,500  U. S. Energy Systems, Inc.                                   12/2/01            27,656
                                                                                               --------------
                       Total Warrants (cost $74,760)                                           $      586,814

SHORT-TERM INVESTMENTS (5.7%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
          $25,000,000  Asset Securitization Corp. effective yield of
                         5.50%, June 26, 1998                                       6/26/98    $   24,904,167
           21,425,000  Ciesco Corp. effective yield of 5.52%,
                         June 12, 1998                                              6/12/98        21,388,994
           25,000,000  Metlife Funding effective yield of 5.51%,
                         July 7, 1998                                                7/7/98        24,862,250
           35,000,000  USA Capital Corp. effective yield of 5.51%,
                         June 29, 1998                                              6/29/98        34,850,006
           85,000,000  Interest in $453,400,000 joint repurchase
                         agreement dated May 29, 1998 with First Boston
                         due June 1, 1998 with respect to various U.S.
                         Treasury obligations -- maturity value of
                         $85,038,958 for an effective yield of 5.50%                               85,038,958
                                                                                               --------------
                       Total Short-Term Investments (cost $191,044,375)                        $  191,044,375
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $2,915,901,457) (b)                             $3,377,093,111
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $3,373,967,241.

(b)   The aggregate identified cost on a tax basis is $2,916,182,467, resulting in gross unrealized appreciation and depreciation of $659,837,757 and $198,927,113, respectively, or net unrealized appreciation of
      $460,910,644.

(NON) Non-income-producing security.

(AFF) Affiliated issuers (Note 5)

(R)   Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the
      Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global
      Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,915,901,457) (Note 1)                                            $3,377,093,111
---------------------------------------------------------------------------------------------------
Cash                                                                                      4,977,238
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                 2,389,142
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   29,004,578
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              362,083
---------------------------------------------------------------------------------------------------
Total assets                                                                          3,413,826,152

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         27,463,991
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                4,727,765
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              4,044,385
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  614,486
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               16,390
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  5,494
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    2,231,009
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      755,391
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        39,858,911
---------------------------------------------------------------------------------------------------
Net assets                                                                           $3,373,967,241

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $2,835,678,669
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              3,294,580
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                    73,802,338
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              461,191,654
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $3,373,967,241

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,530,289,779 divided by 66,112,533 shares)                                                $23.15
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $23.15)*                                      $24.56
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,723,053,583 divided by 75,380,066 shares)**                                              $22.86
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($120,623,879 divided by 5,266,016 shares)                                                   $22.91
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $22.91)*                                      $23.74
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1998

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,748)                                              $ 29,832,129
--------------------------------------------------------------------------------------------------
Interest                                                                                 8,428,007
--------------------------------------------------------------------------------------------------
Total investment income                                                                 38,260,136

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        11,520,147
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           4,011,354
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          33,287
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            27,368
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    2,533,177
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   10,864,221
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      602,894
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    200,357
--------------------------------------------------------------------------------------------------
Registration fees                                                                          584,110
--------------------------------------------------------------------------------------------------
Auditing                                                                                    40,949
--------------------------------------------------------------------------------------------------
Legal                                                                                       20,962
--------------------------------------------------------------------------------------------------
Postage                                                                                    198,700
--------------------------------------------------------------------------------------------------
Other                                                                                      218,383
--------------------------------------------------------------------------------------------------
Total expenses                                                                          30,855,909
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (768,560)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            30,087,349
--------------------------------------------------------------------------------------------------
Net investment income                                                                    8,172,787
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)
(including realized gain of $59,661 on sales of investments in affiliated issuers)      95,643,722
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                             295,714,232
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                391,357,954
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $399,530,741
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                            Year ended May 31
                                                                                      --------------------------------
                                                                                               1998               1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $    8,172,787     $    2,374,808
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                         95,643,722         33,732,900
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              295,714,232         99,347,566
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    399,530,741        135,455,274
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (4,172,539)        (1,521,434)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                (147,312)          (239,310)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (169,011)           (61,582)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                             (20,953,406)       (16,388,552)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (22,686,031)       (15,162,496)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (1,774,614)          (720,914)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                     1,920,758,165        672,969,276
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          2,270,385,993        774,330,262

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     1,103,581,248        329,250,986
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $3,294,580 and $1,048,441, respectively)                                   $3,373,967,241     $1,103,581,248
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Aug. 5, 1993+
operating performance                                                  Year ended May 31                            to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.76           $16.33           $12.24           $10.74            $8.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .17(d)           .13(d)           .14              .06(e)           .07(d)(e)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  4.77             3.48             4.37             1.59             2.27
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                4.94             3.61             4.51             1.65             2.34
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.09)            (.10)            (.13)            (.03)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.46)           (1.08)            (.29)            (.10)            (.09)
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                    --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.55)           (1.18)            (.42)            (.15)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $23.15           $18.76           $16.33           $12.24           $10.74
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           26.67            22.91            37.57            15.61            27.58*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,530,290         $525,804         $173,321         $103,555           $3,062
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.03             1.20             1.29             1.13 (e)          .78*(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .77              .79             1.05             1.89 (e)          .73*(e)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              31.08            38.35            76.68            15.32           102.99*
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                      $.0458           $.0473
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect  the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior periods exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Reflects an expense limitation in effect during the period. As a result of these limitaitons, expenses of the fund for the period ended May 31, 1994 reflect a reduction of $0.11 per share. For the period ended May 31, 1995 the reduction was less that $0.01 per share for both class A and class B.

(f) Distributions from net investment income amounted to less than $0.01 per share for class B.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Nov. 2, 1994+
operating performance                                                          Year ended May 31                    to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $18.59           $16.24           $12.19           $11.08
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   --(d)            --(d)           .04              .06(e)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   4.73             3.45             4.35             1.20
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 4.73             3.45             4.39             1.26
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                       --(f)          (.02)            (.05)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.46)           (1.08)            (.29)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                                     --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.46)           (1.10)            (.34)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $22.86           $18.59           $16.24           $12.19
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            25.72            21.95            36.62            11.55*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $1,723,054         $543,015         $153,905          $89,962
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.78             1.95             2.05             1.12*(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                              .02              .03              .30              .65*(e)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               31.08            38.35            76.68            15.32
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                       $.0458           $.0473
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect  the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior periods exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Reflects an expense limitation in effect during the period. As a result of these limitaitons, expenses of the fund for the period ended May 31, 1994 reflect a reduction of $0.11 per share. For the period ended May 31, 1995 the reduction was less that $0.01 per share for both class A and class B.

(f) Distributions from net investment income amounted to less than $0.01 per share for class B.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       Jan. 22, 1996+
operating performance                                                                    Year ended May 31          to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $18.62           $16.29           $13.84
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .06(d)           .04(d)           .02(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    4.73             3.46             2.43
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  4.79             3.50             2.45
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.04)            (.09)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.46)           (1.08)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                                                      --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.50)           (1.17)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $22.91           $18.62           $16.29
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             26.04            22.28            17.70*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $120,624          $34,763           $2,025
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.53             1.70              .66*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                               .28              .23              .16*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                31.08            38.35            76.68
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0458           $.0473
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect  the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior periods exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Reflects an expense limitation in effect during the period. As a result of these limitaitons, expenses of the fund for the period ended May 31, 1994 reflect a reduction of $0.11 per share. For the period ended May 31, 1995 the reduction was less that $0.01 per share for both class A and class B.

(f) Distributions from net investment income amounted to less than $0.01 per share for class B.




Notes to financial statements
May 31, 1998

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B and class M shares. Effective June 30, 1998, all classes of shares will be closed to new investors. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1998, the funds had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and nontaxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1998, the fund reclassified $1,437,786 to decrease undistributed net investment income and $1,230,584 to increase paid-in-capital, with an increase to accumulated net realized gains of $207,202. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange commission and with various states and the initial public offering of its shares were $17,091. These expenses have been fully amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1998, fund expenses were reduced by $768,560 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,040 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $3,059,360 and $201,236 from the sale of class A and class M shares, respectively and $1,318,007 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $30,067 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $2,374,162,270 and $641,002,271, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                           May 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      51,074,128   $1,123,253,209
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,143,129       23,946,747
------------------------------------------------------------
                                 52,217,257    1,147,199,956

Shares
repurchased                     (14,135,542)    (309,703,535)
------------------------------------------------------------
Net increase                     38,081,715     $837,496,421
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      23,315,457     $404,430,001
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,018,535       17,152,092
------------------------------------------------------------
                                 24,333,992      421,582,093

Shares
repurchased                      (6,913,708)    (119,517,927)
------------------------------------------------------------
Net increase                     17,420,284     $302,064,166
------------------------------------------------------------

                                            Year ended
                                           May 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      57,943,337   $1,265,178,122
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,013,073       21,030,886
------------------------------------------------------------
                                 58,956,410    1,286,209,008

Shares
repurchased                     (12,789,657)    (276,546,324)
------------------------------------------------------------
Net increase                     46,166,753   $1,009,662,684
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      24,600,044     $424,156,560
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       875,491       14,655,764
------------------------------------------------------------
                                 25,475,535      438,812,324

Shares
repurchased                      (5,740,119)     (98,010,754)
------------------------------------------------------------
Net increase                     19,735,416     $340,801,570
------------------------------------------------------------

                                            Year ended
                                           May 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,053,490      $88,211,779
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        90,372        1,877,929
------------------------------------------------------------
                                  4,143,862       90,089,708

Shares
repurchased                        (744,948)     (16,490,648)
------------------------------------------------------------
Net increase                      3,398,914      $73,599,060
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,002,905      $34,599,182
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        44,736          749,320
------------------------------------------------------------
                                  2,047,641       35,348,502

Shares
repurchased                        (304,855)      (5,244,962)
------------------------------------------------------------
Net increase                      1,742,786      $30,103,540
------------------------------------------------------------

Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:






                                    Purchase        Sales      Dividend        Market
Name of Affiliates                     cost          cost        Income        Value
--------------------------------------------------------------------------------------------
American Residential
  Investment Trust, Inc.        $ 7,345,680       $     --        $--       $ 5,615,813
Anworth Mortgage Asset Corp       1,894,500             --         --         1,789,250
Bonded Motors, Inc.               1,301,277             --         --         2,137,500
Calpine Corp.                    16,189,843             --         --        25,471,875
Captec Net Lease Realty, In       8,742,600             --         --         7,680,131
Chastain Capital Corp.            9,000,000             --         --         8,325,000
Complete Management, Inc.         3,489,124             --         --         6,216,750
Duckwall-Alco Stores, Inc.          437,500         63,995         --         4,770,000
Engel General Developers, L       2,007,600             --         --         1,210,000
Epitope Inc.                      4,451,755             --         --         5,460,000
4Front Software Internation       1,090,070         51,175         --         5,625,000
Hanover Capital Mortgage
  Holdings, Inc.                  4,300,355             --         --         5,084,450
Omega Orthodontics Inc.           1,488,600             --         --           726,975
Scheid Vineyards Inc. Class       2,270,000             --         --         1,992,375
Standard Automotive Corp.         1,459,000             --         --         1,531,950
Unidigital Inc.                     356,000             --         --         2,172,625
West Coast Entertainment Co       1,035,963             --         --         1,898,000
Wilshire Real Estate Investment
  Trust, Inc.                    14,998,400             --         --        15,349,925
--------------------------------------------------------------------------------------------
  Totals                        $81,858,267       $115,170        $--      $103,057,619
--------------------------------------------------------------------------------------------




Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $70,777,890 as capital gain, which includes $33,086,089 as 20% capital gain, for its taxable year ended May 31, 1998.

The fund has designated 62.73% of dividends paid from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Gerald S. Zukowski
Vice President and Fund Manager

William H. Miller
Vice President and Fund Manager

Edward R. Finch
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN002-43772 433/948/2BN     7/98